FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 19, 2005	Commission File No. 0-8788

DELTA NATURAL GAS COMPANY, INC.

(Exact name of registrant as specified in its charter)

KENTUCKY	.	61-0458329	.
(State or other jurisdiction of	(I.R.S. Employer Identification No.)

incorporation or organization)

3617 Lexington Road
Winchester, Kentucky	.	40391	.
(Address of principal executive offices	(Zip Code)

Registrant’s telephone number, including area code (859) 744-6171.

NFORMATION TO BE INCLUDED IN THE REPORT

ITEM1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective August 12, 2005 Delta Natural Gas Company, Inc. and Branch Banking and Trust Company signed a Modification Agreement to a Loan Agreement that would extend the Line of Credit to October 31, 2007 and reduce the unused fee from 0.30% to 0.125%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DELTA NATURAL GAS COMPANY, INC.
(Registrant)

By___/s/John F. Hall__________________
John F. Hall
Vice President – Finance,
Secretary & Treasurer
(Signature)

Date: August 19, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit.

10.a	Modification Agreement